Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER (AS PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER) PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Remi Barbier, Chairman of the Board of Directors, President and Chief Executive Officer (as Principal Executive Officer and Principal Financial Officer) of Pain Therapeutics, Inc. (the “Company”), hereby certify that to the best of my knowledge:

1.

The Company’s Periodic Report on Form 10-Q for the period ended September 30, 2017, and to which this certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2017

/s/ REMI BARBIER

Remi Barbier,

Chairman of the Board of Directors,

President and Chief Executive Officer

(Principal Executive Officer and Principal Financial Officer)